Exhibit 10.13
Loan Agreement (Short-Term)
Contract No. 0153 (2008)
Borrower: Dalian Chuming Meat Co. Ltd.
Business License No. : WICE No.2102812123719
Legal Representative: Huashan Shi
Address: 2028 Zuanshi St, Wafangdian, Dalian 116000
Account Info: Bank of China, Liaoning Branch
Account #:
Tel: 86716585 Fax: 86716686
Lender: Bank of China, Liaoning Branch
Legal Representative/Officer: Jianhong Wang
Address: 9 Zhongshan Square, Dalian
Tel: 82586901 Fax: 82586779
The interest shall be paid quarterly. The 20th day of the last month of a quarter is the expiry date of interest and the 21st day is the payment date.

1. Amount of loan: 30,000,000 RMB
2. Term of loan: 11 months
3. Use of loan: revolving fund
4. Interest:
(a) Fixed interest rate: 6.1589% (annual)
(b) Interest=loan x number of days x daily interest rate
(c) Daily interest rate=annual interest rate/360
5. Interest payment date:
6. The borrower shall receive all the loan within 30 days after 11/27/2008
7. Penalty
(a) Penalty of overdue repayment: agreed interest rate + 50%
(b) Penalty of other usage: agreed interest rate + 100%
8. Date of repayment: 10/26/2009
9. Amount of repayment: 30,000,000 RMB
10. Guaranty agreements:
(a) Mortgage contracts entered by the borrower and Dalian Chuming Group Co. Ltd. (“guarantor”)
i. Contract No. 024 (2005)
ii. Contract No. 025 (2005)
iii. Contract No. 044 (2006)
iv. Contract No. 017 (2007)
v. Contract No. 023 (2007)
(b) Mortgage contract entered by the borrower and Dalian Mingxing Livestock Co. Ltd. (“guarantor”)----Contract No. 018 (2007)
(c) Mortgage contract entered by the borrower and Fengqin Ma and the co-owner of her property (“guarantor”)----Contract No. 037(2007)
(d) Mortgage contract entered by the borrower and Huashan Shi and the co-owner of his property (“guarantor”)----Contract No. 038(2007)
11. Signing date: 11/27/2008